Offerings - Offering: 1	Sep. 30, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	6,418
Proposed Maximum Offering Price per Unit | $ / shares	1,000
Maximum Aggregate Offering Price	$ 6,418,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 886.3258
Offering Note	Fee per Rule 457(r)